                                                                   EXHIBIT 10.32


                                    CONSENT
                                    ("Creo")

     THIS CONSENT (the "Consent") is made and entered into as of June 13, 2000 by Creo Property B.V. ("Landlord") and ColorSpan Europe Ltd. ("Tenant").


                                   RECITALS:

     A. Landlord and Tenant are parties to that certain Lease Agreement described on Exhibit "1" attached hereto (the "Lease").

     B. Tenant has requested that Landlord consent to the assignment by Tenant of its interests in the Lease to MacDermid ColorSpan, Inc. and MacDermid Incorporated (collectively, "MacDermid"), and that, in connection with such assignment, Tenant be relieved from its obligations under the Lease.

     C. Landlord is prepared to grant such consent and provide such relief, subject to and in accordance with the terms and conditions set forth herein.


                                  AGREEMENTS:

     NOW, THEREFORE, for good, fair and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

     1. Landlord hereby consents to the assignment by Tenant of all of its right, title and interest in, to and under the Lease to MacDermid.

     2. Tenant hereby forever, absolutely and unconditionally releases, waives and discharges Landlord and its members, managers, officers, agents, representatives, employees and attorneys from any and all claims, demands, actions, liabilities or causes of action of any kind or nature that Tenant or anyone (except for MacDermid) claiming through or under it may have, including, but not limited to, any claim or liability now existing, that has been or hereafter may be acquired by Tenant, whether now known or hereafter discovered, liquidated or unliquidated, or contingent or absolute.

     3. Landlord covenants and agrees with Tenant that Landlord will not assert any claim against Tenant arising under the Lease after the date hereof, except to the extent that any portion of the payment or performance made by or on behalf of Tenant shall be required to be paid over by Landlord to any person or entity or shall be revoked, rescinded or otherwise fully or partially negated (whether as a result of bankruptcy proceedings or otherwise).

     4. Each individual executing this Consent on behalf of Tenant and Landlord represents and warrants that he is duly authorized to execute and deliver this Consent on behalf of Tenant and Landlord, as the case may be, in accordance with a duly adopted resolution and that this Consent is binding upon Tenant and Landlord in accordance with its terms.

     5. MacDermid may rely on this Consent. With the exception of MacDermid, there are no third party beneficiaries of this Consent, intended or otherwise.

     6. This Consent may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute and be construed as one and the same instrument. This Consent may be evidenced by facsimile signature pages.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Consent as of the date first set forth above.


                                       "LANDLORD"

                                       Ora building B.V.

                                       By /s/ To Come
                                          --------------------------------------
                                          Its
                                              ----------------------------------


                                       "TENANT"

                                       COLORSPAN EUROPE LTD.

                                       By /s/ Mel Masters
                                          --------------------------------------
                                          Its CEO
                                              ----------------------------------

                                  EXHIBIT "1"

                                     LEASE
                                     -----


     Lease Agreement for office purposes with a commencement date of September 1, 1998 between Creo Property B.V. and ColorSpan Europe Ltd. with respect to certain premises containing approximately 1,474 square meters located at Bijlmermeerstraat 32 in Hoofddorp, Amsterdam, Netherlands.